UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 3, 2024

Churchill Downs Incorporated

(Exact name of registrant as specified in its charter)

Kentucky	001-33998	61-0156015
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 North Hurstbourne Parkway, Suite 400
Louisville, Kentucky	40222
(Address of Principal Executive Offices)	(Zip Code)

(502)- 636-4400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	CHDN	The Nasdaq Global Select Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 3, 2024, Churchill Downs Incorporated (“CDI” or the “Company”) announced that CDI successfully closed an amendment of its senior secured credit agreement dated as of December 27, 2017 (as amended from time to time, the “Existing Credit Agreement”) to extend the maturity date of CDI’s revolving credit facility (the “Revolver”) and term loan A facility (the “Term Loan A”) from 2027 to 2029 and to make certain other changes to its Existing Credit Agreement.

Sixth Amendment to Credit Agreement

CDI and certain of its subsidiaries entered into the Sixth Amendment to Credit Agreement (the “Sixth Amendment”), which amends CDI’s Existing Credit Agreement, among CDI (the “Borrower”), the subsidiary guarantors party thereto (the “Guarantors”), the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent. The Sixth Amendment provides for (i) an extension of the maturity date of CDI’s Revolver and Term Loan A until July 3, 2029, subject to an earlier “springing maturity” if certain indebtedness in respect of outstanding notes or other material indebtedness having a maturity date prior to July 3, 2029, is not refinanced or extended to a date after July 3, 2029, at least 91 days prior to such other debt’s stated maturity date, and (ii) certain other amendments to the Existing Credit Agreement, as set forth therein. The loans on CDI’s Revolver and Term Loan A bear interest at SOFR plus an applicable margin based on CDI’s and the Guarantors’ leverage ratio. The Guarantors guaranty CDI’s obligations with respect to the Revolver and the Term Loan A and are secured by substantially all assets of the Borrower and the Guarantors.

The Sixth Amendment is filed as Exhibit 10.1 hereto and this description thereof is qualified by reference thereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.01	Sixth Amendment to Credit Agreement, dated July 3, 2024, by and among Churchill Downs Incorporated, the guarantors party thereto, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent

99.1	Press Release, dated July 3, 2024, issued by Churchill Downs Incorporated

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto, duly authorized.

CHURCHILL DOWNS INCORPORATED

July 3, 2024	/s/ Marcia A. Dall
	By:	Marcia A. Dall
	Title:	Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)